UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-k

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/14/2008

RENT-A-CENTER, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-25370

Delaware	45-0491516
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices, including zip code)

(972) 801-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 14, 2008, the Board of Directors of Rent-A-Center, Inc. (the "Board") appointed Kerney Laday to fill a vacancy on the Board. Mr. Laday will serve as a Class I director until the 2010 annual meeting of stockholders. Mr. Laday has not been, and is not expected to be, named to any committee of the Board at this time.   The Board has determined that Mr. Laday is "independent" as defined by the listing standards of The Nasdaq Stock Market, Inc.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit 99.1
    Press Release, dated May 15, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: May 15, 2008	By:	/s/ Ronald D. DeMoss
Ronald D. DeMoss
Senior Vice President - General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	press release re: Laday appointment